                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 1, 2005

                          MORGAN STANLEY CAPITAL I INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    333-104283                13-3291626
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
       Incorporation)                                     Identification Number)

                                  1585 Broadway
                                    2nd Floor
                            New York, New York 10036
                          (principal executive offices)
        Registrant's telephone number, including area code (212) 761-4000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange
Act (17 CFR 240.14e-4(c))

Section 8 Other Events

Item 8.01 Other Events

          On March 31, 2005, Morgan Stanley Capital I Inc. (the "Company")
entered into a Pooling and Servicing Agreement dated as of March 1, 2005 (the
"Pooling and Servicing Agreement") by and among the Company, as depositor,
Midland Loan Services, Inc, as master servicer (the "Master Servicer"), GMAC
Commercial Mortgage Corporation, as special servicer (the "Special Servicer")
and Wells Fargo Bank, National Association, as trustee (the "Trustee"),

providing for the Company's Mortgage Pass-Through Certificates, Series 2005-HQ5.
The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Section 9 Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

          (a) Financial Statements of Business Acquired
          Not applicable.

          (b) Pro Forma Financial Information
          Not applicable.

          (c) Exhibits:

Exhibit No.   Description
-----------   -----------
   99.1       Pooling and Servicing Agreement dated as of March 1, 2005, among the Company, the Master Servicer, the Special Servicer and the
              Trustee.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 1, 2005

MORGAN STANLEY CAPITAL I INC.

By: /s/ Warren Friend
    ---------------------------------------
    Name: Warren Friend
    Title: Executive Director

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